Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
November 30, 1997



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             7.0260%


        Excess Protection Level
          3 Month Average  4.36%
          November, 1997  3.85%
          October, 1997  5.15%
          September, 1997  4.08%


        Cash Yield                                  17.42%


        Investor Charge Offs                        5.01%


        Base Rate                                   8.56%


        Over 35 Day Delinquency                     4.98%


        Seller's Interest                           11.93%


        Total Payment Rate                          12.41%


        Total Principal Balance                     $31,670,462,473.51


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,779,127,955.02